UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03534

Name of Fund:  Merrill Lynch U.S.A. Government Reserves

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch U.S.A. Government Reserves, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 -   Report to Stockholders


Semi-Annual Report
February 28, 2006


Merrill Lynch
U.S.A. Government
Reserves


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S.A. Government Reserves
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch U.S.A. Government Reserves


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Officers and Trustees



Robert C. Doll, Jr., President and Trustee
Donald W. Burton, Trustee
Laurie Simon Hodrick, Trustee
John Francis O'Brien, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Donald C. Burke, Vice President and Treasurer
John Ng, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006



A Letter From the President


Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:

Total Returns as of February 28, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%        + 8.40%
Small cap U.S. equities (Russell 2000 Index)                            +10.24         +16.59
International equities (MSCI Europe, Australasia, Far East Index)       +15.14         +17.41
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11         + 2.74
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99         + 3.87
High yield bonds (Credit Suisse High Yield Index)                       + 1.89         + 3.27

The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006



A Discussion With Your Fund's Portfolio Manager


We maintained a relatively conservative approach as the Federal Reserve Board continued raising interest rates and the supply of short-term Treasury issues declined.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of 3.04%. The Fund's seven-day yield as of February 28, 2006 was 3.38%.

The Fund's weighted average maturity at February 28, 2006 was 37 days, compared to 35 days at August 31, 2005. During the course of the six-month period, the weighted average maturity peaked at 50 days.

We maintained the portfolio's barbell structure throughout the period, but generally with greater emphasis on the very front end of the market (overnight and term financing). Our appetite for longer-dated securities waned as it became apparent that the Federal Reserve Board (the Fed) was not through with its interest rate-hiking campaign. As a result, we endeavored to remain competitive while maintaining an average life within a relatively conservative range.

The Fed advanced its monetary tightening campaign with four quarter-point interest rate hikes during the six-month period. This brought the federal funds rate to 4.50% by period-end. The central bank - focused on combating inflationary fears as energy prices moved higher - continued to raise interest rates despite the untold economic damage wrought by the summer hurricanes. In October, Dr. Ben Bernanke was named as the future replacement of long-time Fed Chairman Alan Greenspan, and the markets began to anticipate that perhaps the measured interest rate-hiking campaign would soon come to an end. Although the Fed did remove the critical word "measured" from its description of its monetary tightening program, Dr. Bernanke's official induction in January was accompanied by another quarter-point interest rate increase and speculation that more could follow.

In terms of supply, issuance of short-dated Treasury bills during the period was lower than one year ago. Recently, the U.S. Treasury's focus has been on the issuance of longer-dated securities, particularly with the reissuance of the 30-year Treasury bond in February. The Treasury had stopped issuing the long bond in 2001. The limited supply on the short end gave us little incentive to participate in the bill market, as yields have been below financing levels and do not take into consideration future Fed tightenings.

Finally, it is worth commenting on the shape of the Treasury yield curve. After flattening dramatically during the course of the Fed's interest rate-hiking campaign, recently the curve inverted for the first time in five years. On February 28, 2006, the six-month Treasury bill had a yield of 4.74%, while the two-year Treasury note, the 10-year Treasury note and the 30-year Treasury bond yielded 4.69%, 4.55% and 4.51%, respectively.


How did you manage the Fund during the period?

We maintained a fairly conservative approach throughout the past six months. There was a period of time, toward the end of 2005, when we believed the Fed might get closer to its desired "neutral" interest rate target. The housing market was showing some initial signs of decline given the higher interest rate environment and consumers' mounting debt. That, and the appointment of Dr. Bernanke as Fed chairman, lent to market expectations that the Fed might be closing in on the end of its tightening cycle. This prompted us to extend the portfolio's weighted average maturity slightly through the use of some longer-dated securities. However, as alluded to earlier, we subsequently shifted our outlook as it became apparent that the Fed was inclined to continue raising interest rates, perhaps into the summer.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006



In terms of specific portfolio makeup, we remained highly liquid while looking selectively to six-month - one-year issues for opportunities to enhance the Fund's performance. There were periods of time when financing levels were extremely expensive due to foreign buying of U.S. Treasury assets and the aforementioned reduction in supply. This gave us little incentive to reduce our liquidity profile. As a result, we chose to maintain our holdings in repurchase agreements (nearly 75% of portfolio assets) and used the balance of the portfolio to enhance performance. While we initially used the six-month sector for yield pickup, our focus shifted to one-year Treasury notes. As we approached the end of 2005, we targeted notes maturing in May 2006 (whose yields exceeded the Fed's target of 4.25%) to limit the effect of the widening of spreads between the Fed's target rate and repurchase agreement rates. Strong investor demand, coupled with diminished issuance, drove financing rates as much as 50 basis points lower than normal financing levels. A tremendous flattening of the yield curve narrowed spreads between the Fed's target rate of 4.25% and two-year Treasury note yields to less than 10 basis points (.10%). Under these conditions, we saw little reason to extend the portfolio's weighted average maturity.


How would you characterize the Fund's position at the close of the period?

We would characterize our period-end position as cautiously optimistic based on our belief that the end of the Fed's tightening cycle is within sight, perhaps toward summer.

Overall, the housing market still shows signs of decline, fears of increasing gasoline prices still loom for summer travelers, and the market has yet to see the type of explosive employment growth that would accompany a projected 5% gross domestic product growth in the first quarter. All of these variables have been reflected in a decline in consumer confidence.

On the supply side, record U.S. deficits are expected to translate into increased debt issuance, although we believe that most of the supply will continue to be skewed toward the long end. However, the Treasury's debt ceiling (the amount of debt the government can issue) is rapidly approaching. While we anticipate some dislocations and postponements of debt issuance as the Treasury manages through this, we expect that these disruptions will be temporary.

Under these conditions, we intend to maintain our relatively conservative approach with ample liquidity in the immediate term. We will continue to monitor the economic data and the yield curve for signs that a Fed pause is imminent, which would give us greater reason to become more aggressive and extend the portfolio's maturity.

The Fund's portfolio composition, as a percent of net assets, at the end of February and as of our last report to shareholders is detailed below:


                                           2/28/2006      8/31/2005

Repurchase Agreements                          69.5%          77.1%
U.S. Government Obligations                    31.0           20.3
Other Assets Less Liabilities                    --            2.6
Liabilities in Excess of
   Other Assets                                (0.5)            --
                                              ------         ------
Total                                         100.0%         100.0%
                                              ======         ======


John Ng
Vice President and Portfolio Manager


March 9, 2006



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2005 and held through February 28, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning            Ending      During the Period*
                                                            Account Value      Account Value     March 1, 2005
                                                             September 1,       February 28,    to February 28,
                                                                 2005               2006              2006
Actual

Merrill Lynch U.S.A. Government Reserves                        $1,000           $1,015.00           $4.60

Hypothetical (5% annual return before expenses)**

Merrill Lynch U.S.A. Government Reserves                        $1,000           $1,020.24           $4.61


 * Expenses are equal to the Fund's annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006



Schedule of Investments                                          (In Thousands)


                                    Face     Interest    Maturity
Issue                              Amount      Rate        Date           Value


U.S. Government Obligations*--31.0%

U.S. Treasury Bills               $ 1,500    3.725 - %    3/30/2006    $  1,495
                                             3.735
                                    2,000    3.855        4/06/2006       1,992
                                    2,000    3.906 -
                                             3.915        4/13/2006       1,990

U.S. Treasury Notes                 5,542    1.50         3/31/2006       5,529
                                    2,600    2.00         5/15/2006       2,586
                                    3,370    4.625        5/15/2006       3,370
                                    2,900    2.50         5/31/2006       2,885
                                    5,300    2.75         7/31/2006       5,258
                                    3,000    2.375        8/31/2006       2,965
                                    1,000    2.50        10/31/2006         985
                                    1,200    2.625       11/15/2006       1,183
                                    1,500    2.875       11/30/2006       1,479
                                    1,200    3.125        1/31/2007       1,183

Total U.S. Government Obligations
(Cost--$32,944)                                                          32,900



Face
Amount                       Issue


Repurchase Agreements--69.5%

$   5,000   ABN AMRO Bank N.V., New York Branch,
            purchased on 2/28/2006 to yield 4.52%
            to 3/01/2006, repurchase price of $5,001,
            collateralized by U.S. Treasury Notes, 4.375%
            due 1/31/2008                                                 5,000

    5,300   Banc of America Securities LLC, purchased on
            2/22/2006 to yield 4.48% to 3/01/2006,
            repurchase price of $5,305, collateralized by
            GNMA, 5.375% to 6% due 12/15/2006
            to 1/15/2036                                                  5,300

    1,450   Barclays Capital Inc., purchased on 2/28/2006
            to yield 4.51% to 3/01/2006, repurchase price
            of $1,450, collateralized by U.S. Treasury Bonds,
            8.125% due 5/15/2021                                          1,450

    5,300   Citigroup Global Markets Inc., purchased
            on 2/22/2006 to yield 4.48% to 3/01/2006,
            repurchase price of $5,305, collateralized
            by GNMA, 4.50% to 7.50% due 9/15/2022
            to 12/15/2035                                                 5,300

    5,000   Countrywide Securities Corp., purchased
            on 2/28/2006 to yield 4.51% to 3/07/2006,
            repurchase price of $5,004, collateralized
            by GNMA, 5.50% to 6% due 2/15/2027
            to 2/20/2036                                                  5,000



Face
Amount                       Issue                                        Value

Repurchase Agreements (continued)

$   5,000   Credit Suisse LLC, purchased on 2/28/2006
            to yield 4.49% to 3/07/2006, repurchase
            price of $5,004, collateralized by GNMA,
            6.125% due 7/15/2044                                       $  5,000

    5,300   Deutsche Bank Securities Inc., purchased
            on 2/22/2006 to yield 4.46% to 3/01/2006,
            repurchase price of $5,305, collateralized by
            GNMA, 5.50% to 6.85% due 6/15/2035
            to 2/15/2043                                                  5,300

    5,000   Goldman Sachs & Company, purchased on
            2/02/2006 to yield 4.45% to 3/02/2006,
            repurchase price of $5,017, collateralized
            by GNMA, 6% due 1/15/2036                                     5,000

    5,300   Greenwich Capital Markets, Inc., purchased
            on 2/22/2006 to yield 4.48% to 3/01/2006,
            repurchase price of $5,305, collateralized by
            GNMA, 6.50% due 9/20/2035                                     5,300

    5,000   HSBC Securities (USA) Inc., purchased
            on 2/28/2006 to yield 4.52% to 3/01/2006,
            repurchase price of $5,002, collateralized by
            U.S. Treasury STRIPS++, due 5/15/2016
            to 2/15/2031                                                  5,000

    5,000   J.P. Morgan Securities Inc., purchased on
            2/28/2006 to yield 4.48% to 3/07/2006,
            repurchase price of $5,004, collateralized
            by cash                                                       5,000

    5,300   Merrill Lynch Government Securities Inc.,**
            purchased on 2/22/2006 to yield 4.46%
            to 3/01/2006, repurchase price of $5,305,
            collateralized by U.S. Treasury Inflation Index
            Bonds, .875% to 4.25% due 1/15/2010
            to 7/15/2015                                                  5,300

    5,300   Mizuho Securities USA, Inc., purchased on
            2/22/2006 to yield 4.45% to 3/01/2006,
            repurchase price of $5,305, collateralized
            by U.S. Treasury Notes, 1.50% to 4.50%
            due 3/31/2006 to 2/15/2009, U.S. Treasury
            Bonds, 5.50% to 6.625% due 2/15/2027 to
            8/15/2028 and U.S. Treasury STRIPS++, 3.25%
            to 8.75% due 2/15/2007 to 2/15/2021                           5,300

    5,300   Morgan Stanley & Co., Inc., purchased on
            2/22/2006 to yield 4.42% to 3/01/2006,
            repurchase price of $5,305, collateralized
            by GNMA, 4.50% to 8.50% due 9/15/2022
            to 8/15/2036                                                  5,300



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006



Schedule of Investments (concluded)                              (In Thousands)


Face
Amount                       Issue                                        Value

Repurchase Agreements (concluded)

$   5,300   UBS Securities LLC, purchased on 2/22/2006
            to yield 4.45% to 3/01/2006, repurchase price
            of $5,305, collateralized by GNMA, 5% to
            12% due 6/15/2007 to 12/15/2043                           $   5,300

Total Repurchase Agreements
(Cost--$73,850)                                                          73,850

Total Investments
(Cost--$106,794***)--100.5%                                             106,750
Liabilities in Excess of Other Assets--(0.5%)                             (552)
                                                                      ---------
Net Assets--100.0%                                                    $ 106,198
                                                                      =========


  * U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the range of discount rates paid at the time of purchase. U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

 ** Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                           Net          Interest
    Affiliate                            Activity        Income

    Merrill Lynch Government
       Securities, Inc.                    $300           $43


*** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                $  106,794
                                                  ==========
    Gross unrealized appreciation                         --
    Gross unrealized depreciation                 $     (44)
                                                  ----------
    Net unrealized depreciation                   $     (44)
                                                  ==========


 ++ Separately Traded Registered Interest and Principal of Securities.

    See Notes to Financial Statements.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006


Statement of Assets and Liabilities

As of February 28, 2006

Assets

       Investments in unaffiliated securities, at value (identified cost--$101,494,430)                           $   101,450,364
       Investments in affiliated securities, at value (identified cost--$5,300,000)                                     5,300,000
       Cash                                                                                                                 2,833
       Receivables:
           Beneficial interest sold                                                            $     1,014,071
           Interest (includes $4,596 from affiliates)                                                  213,672          1,227,743
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   40,586
                                                                                                                  ---------------
       Total assets                                                                                                   108,021,526
                                                                                                                  ---------------

Liabilities

       Payables:
           Beneficial interest redeemed                                                              1,738,695
           Other affiliates                                                                             40,054
           Investment adviser                                                                           31,052
           Distributor                                                                                  14,183
                                                                                               ---------------
       Total liabilities                                                                                                1,823,984
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   106,197,542
                                                                                                                  ===============

Net Assets Consist of

       Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                       $    10,624,161
       Paid-in capital in excess of par                                                                                95,617,447
       Unrealized depreciation--net                                                                                      (44,066)
                                                                                                                  ---------------
       Net Assets--Equivalent to $1.00 per share based on 106,241,608 shares of beneficial
       interest outstanding                                                                                       $   106,197,542
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006


Statement of Operations

For the Six Months Ended February 28, 2006
Investment Income

       Interest and amortization of premium and discount earned (includes $43,446
       from affiliates)                                                                                           $     2,080,590

Expenses

       Investment advisory fees                                                                $       238,408
       Transfer agent fees                                                                              87,347
       Distribution fees                                                                                36,438
       Registration fees                                                                                29,295
       Professional fees                                                                                23,256
       Accounting services                                                                              20,913
       Trustees' fees and expenses                                                                      18,930
       Printing and shareholder reports                                                                 17,711
       Custodian fees                                                                                    8,326
       Pricing fees                                                                                        638
       Other                                                                                             7,228
                                                                                               ---------------
       Total expenses                                                                                                     488,490
                                                                                                                  ---------------
       Investment income--net                                                                                           1,592,100
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                                                       74
       Change in unrealized depreciation on investments--net                                                                1,727
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                              1,801
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     1,593,901
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 February 28,        August 31,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $     1,592,100    $     1,792,253
       Realized gain--net                                                                                   74                716
       Change in unrealized depreciation--net                                                            1,727           (15,628)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,593,901          1,777,341
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                      (1,592,100)        (1,792,253)
       Realized gain--net                                                                                 (74)              (716)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders       (1,592,174)        (1,792,969)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                                                            200,047,511        320,826,590
       Value of shares issued to shareholders in reinvestment of dividends and distributions         1,592,164          1,793,000
                                                                                               ---------------    ---------------
                                                                                                   201,639,675        322,619,590
       Cost of shares redeemed                                                                   (202,189,231)      (349,067,374)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from beneficial interest transactions                      (549,556)       (26,447,784)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                  (547,829)       (26,463,412)
       Beginning of period                                                                         106,745,371        133,208,783
                                                                                               ---------------    ---------------
       End of period                                                                           $   106,197,542    $   106,745,371
                                                                                               ===============    ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006


Financial Highlights
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         February 28,           For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                     $       1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                ------------   ----------    ----------   ----------   ----------
           Investment income--net                                      .0149        .0153         .0030        .0062        .0150
           Realized and unrealized gain (loss)--net                     --**      (.0001)       (.0008)      (.0004)      (.0001)
                                                                ------------   ----------    ----------   ----------   ----------
       Total from investment operations                                .0149        .0152         .0022        .0058        .0149
                                                                ------------   ----------    ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                    (.0149)      (.0153)       (.0030)      (.0062)      (.0150)
           Realized gain--net                                            --*          --*           --*      (.0001)      (.0001)
                                                                ------------   ----------    ----------   ----------   ----------
       Total dividends and distributions                             (.0149)      (.0153)       (.0030)      (.0063)      (.0151)
                                                                ------------   ----------    ----------   ----------   ----------
       Net asset value, end of period                           $       1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                ============   ==========    ==========   ==========   ==========
       Total investment return                                       1.50%++        1.54%          .30%         .63%        1.45%
                                                                ============   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                      .92%***         .94%          .89%         .82%         .80%
                                                                ============   ==========    ==========   ==========   ==========
       Investment income and realized gain--net                     3.01%***        1.50%          .29%         .65%        1.48%
                                                                ============   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                 $    106,198   $  106,745    $  133,209   $  187,648   $  244,229
                                                                ============   ==========    ==========   ==========   ==========

         * Amount is less than $(.0001) per share.

        ** Amount is less than $.0001 per share.

       *** Annualized.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, receives a distribution fee from the Fund. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of the Fund for shareholders whose Fund accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with the Fund's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Fund. For the six months ended February 28, 2006, MLPF&S earned $36,438 under the Shareholder Servicing Plan.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of ML & Co., is the Fund's distributor.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2006, the Fund reimbursed MLIM $1,102 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including MLIM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                      FEBRUARY 28, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S.A. Government Reserves


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: April 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: April 20, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: April 20, 2006